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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4923

Longleaf Partners Funds Trust

(Exact name of registrant as specified in charter)

c/o Southeastern Asset Management, Inc.

6410 Poplar Avenue, Suite 900
                        Memphis, TN                          38119

(Address of principal executive offices)     (Zip code)

Andrew R. McCarroll, Esq.

Southeastern Asset Management, Inc.
6410 Poplar Ave., Suite 900
Memphis, TN 38119

(Name and address of agent for service)

Registrant’s telephone number, including area code: (901) 761-2474

Date of fiscal year end: December 31

Date of reporting period: June 30, 2008.

Item 1.     Longleaf Partners Funds Semi-Annual Report at June 30, 2008.

LONGLEAF PARTNERS FUNDS

SEMI-ANNUAL REPORT
at June 30, 2008

PARTNERS FUND
SMALL-CAP FUND
INTERNATIONAL FUND

MANAGED BY:
SOUTHEASTERN ASSET MANAGEMENT, INC.®
Memphis, TN

Cautionary Statement

One of Longleaf’s “Governing Principles” is that “we will communicate with our investment partners as candidly as possible,” because we believe our shareholders benefit from understanding our investment philosophy and approach. Our views and opinions regarding the investment prospects of our portfolio holdings and Funds are “forward looking statements” which may or may not be accurate over the long term. While we believe we have a reasonable basis for our appraisals and we have confidence in our opinions, actual results may differ materially from those we anticipate. Information provided in this report should not be considered a recommendation to purchase or sell any particular security.

You can identify forward looking statements by words like “believe,” “expect,” “anticipate,” or similar expressions when discussing prospects for particular portfolio holdings and/or one of the Funds. We cannot assure future results and achievements. You should not place undue reliance on forward looking statements, which speak only as of the date of this report. We disclaim any obligation to update or alter any forward looking statements, whether as a result of new information, future events, or otherwise. This material must be preceded or accompanied by a Prospectus. Please read the Prospectus carefully for a discussion of fees, expenses, and risks. Current performance may be lower or higher than the performance quoted herein. You may obtain a current copy of the Prospectus or more current performance information by calling 1-800-445-9469 or at Longleaf’s website (www.longleafpartners.com).

The price-to-value ratio (“P/V”) is a calculation that compares the prices of the stocks in a portfolio to Southeastern’s appraisal of their intrinsic values. P/V represents a single data point about a Fund, and should not be construed as something more. We caution our shareholders not to give this calculation undue weight. P/V alone tells nothing about:

•	The quality of the businesses we own or the managements that run them;
•	The cash held in the portfolio and when that cash will be invested;
•	The range or distribution of individual P/V’s that comprise the average; and
•	The sources of and changes in the P/V.

When all of the above information is considered, the P/V is a useful tool to gauge the attractiveness of a Fund’s potential opportunity. It does not, however, tell when that opportunity will be realized, nor does it guarantee that any particular company’s price will ever reach its value. We remind our shareholders who want to find a single silver bullet of information that investments are rarely that simple. To the extent an investor considers P/V in assessing a Fund’s return opportunity, the limits of this tool should be considered along with other factors relevant to each investor.

© 2008 Longleaf Partners Funds Trust. All Rights Reserved.
LONGLEAF, LONGLEAF PARTNERS FUNDS and the pine cone logo are registered trademarks of Longleaf Partners Funds Trust. SOUTHEASTERN ASSET MANAGEMENT, INC. is a registered trademark.

CONTENTS

Letter to Shareholders	1

Longleaf Partners Fund (Partners Fund)
Management Discussion	5
Performance History	8
Portfolio Summary	9
Portfolio of Investments	10

Longleaf Partners Small-Cap Fund (Small-Cap Fund)
Management Discussion	14
Performance History	16
Portfolio Summary	17
Portfolio of Investments	18

Longleaf Partners International Fund (International Fund)
Management Discussion	20
Performance History	22
Portfolio Summary	23
Portfolio of Investments	24
Financial Statements and Footnotes	28
Financial Highlights	42
Expense Example	44
Fund Information	47
Service Directory	49

Longleaf Partners Funds
LETTER TO SHAREHOLDERS

TO OUR SHAREHOLDERS:

The Partners and International Funds outperformed their respective benchmark indices in the second quarter, and both Partners and Small-Cap posted positive returns. Returns were volatile with a strong rally in April, slight gains in May, and material market declines across the globe in June. Each Fund remains in negative territory in 2008, far from our absolute goal of inflation plus 10%. Over the last decade or more, however, the three Funds have significantly outperformed the relevant benchmarks. As a result of lower stock prices, stable to growing values, and portfolio changes, the price-to-value ratio (P/V) of each Fund is below 60%, a level rarely seen in our firm’s history and well below the historic average in the high-60%s.

	Cumulative Returns through June 30, 2008
						2nd
	Inception	15 Year	10 Year	5 Year	1 Year	Quarter

Partners Fund (4/8/87 IPO)	1169.7%	471.4%	100.6%	44.0%	(17.3)%	3.0%
Inflation plus 10%	1294.9	510.5	239.6	89.1	15.1	4.4
S&P 500 Index*	613.1	275.3	32.9	44.1	(13.1)	(2.7)
Small-Cap Fund (2/21/89 IPO)	679.8	514.4	140.7	69.6	(17.8)	0.3
Inflation plus 10%	992.9	510.5	239.6	89.1	15.1	4.4
Russell 2000 Index	483.1	260.3	71.2	63.2	(16.2)	0.6
International Fund (10/26/98 IPO)	226.0	NA	NA	79.6	(12.6)	(1.6)
Inflation plus 10%	230.6	NA	NA	89.1	15.1	4.4
EAFE Index*	86.1	NA	NA	116.2	(10.6)	(2.3)

* During the inception year, these indices were available at month-end only; therefore, the S&P 500 Index value at 3/31/87 and the EAFE Index value at 10/31/98 were used to calculate performance since inception. Additional performance information for each Fund can be found on pages 8,16 and 22.

Periods of volatility such as we experienced over the last three quarters demonstrate the market’s pricing inefficiency and illustrate the importance of knowing a company’s intrinsic or private market value, which usually swings very little over a short-term period. For example, our appraisal of Dell rose in the second quarter based on the company’s reported cash flow and share reduction. The stock price, however, fluctuated wildly, rising almost 34% from its low point of $18.24 in mid-April to its high of $24.45 in mid-June, and ending June at $21.88, 10% below the high but almost 10% above where the quarter began.

Longleaf Partners Funds
LETTER TO SHAREHOLDERS

Emotion-laden pricing provides opportunity for long-term investors who hinge decisions on business appraisals. At a time when many value managers whom we admire have faced forced liquidations to meet redemptions, Longleaf’s investment partners have acted rationally, maintaining and in many cases adding to their investments. Net inflows have allowed us to take advantage of Mr. Market who has put numerous existing and qualifying new businesses across the world on sale at compelling prices. With cash flows and the proceeds from sold or scaled back names, we have bought more of our highest quality companies at lower prices.

The economic forces creating investor discomfort — record oil and commodity prices, ongoing credit crisis, housing bubble fallout, and global economic slowdown — have impacted the Funds. On the positive side Longleaf’s three oil and gas holdings, Chesapeake, Pioneer Natural Resources, and Japan Petroleum have helped returns. Our appraisals assume oil and gas prices dramatically below current levels. In spite of the stocks’ appreciation and our conservative assumptions, these companies trade well below their values, and Japex is among the most discounted names in the International Fund.

Conversely, high oil and commodity prices have permeated corporate and individual purchasing habits, squeezed margins, and slowed sales at a number of companies. In addition, economic headwinds have adversely impacted almost all financial companies. Many of the Funds’ stocks have not been immune. The global economic slowdown and higher operating costs also have lowered average appraisal growth in the Funds to less than the annualized double-digit gains we desire. Most companies’ values, however, have grown or held steady rather than declined because of business improvements, less economic sensitivity, and/or significant share repurchases.

Buyback activity has remained a bright spot. The pace of repurchases discussed in the First Quarter Report has continued, helping appraisals build in an economic environment where they otherwise might not. Not only have current buybacks increased value per share, but they have illustrated the quality of our management partners’ capital allocation skills. The fact that so many holdings have excess capital to buy in shares in this challenging economy is a testament to the financial strength and competitive advantages of what we own.

When we believe that becoming more active can improve the value growth and /or value recognition at a holding, we will take action. Recently we have had several management interactions to address maximizing shareholder value. We had a Schedule 13D filed on Hilb Rogal prior to its being bought by Willis; we made public our belief that the TDS independent directors have represented independent shareholders’ interests poorly; we encouraged the recent change in board members at both Dillard’s and UBS; we filed a Schedule 13D at Pioneer to discuss value recognition alternatives with management as

Longleaf Partners Funds
LETTER TO SHAREHOLDERS

well as outsiders; and we made public our intent to vote against the new CEO of NipponKoa. Being “activist” is not our intent, but we will take action to insure that our interests and those of our fellow shareholders are well represented.

We do not know how long economic uncertainty and shareholder fear will last. Bear markets do not die of old age. The mispricing, however, is providing the opportunity to own high quality companies with terrific five year outlooks that imply high long-term IRRs. We are aggressively adding personal capital to the Funds and encourage our partners to do the same. Given that bullish sentiment is at its lowest level in 14 years and that some are recommending exiting equities altogether, there is plenty of panic in the air. Historically, the best time to invest has been when owning stocks has felt the worst.

Throughout history a small number of successful investors have used periods of fear to build portfolio foundations for substantial long-term gain. John Marks Templeton was among the greatest. We pay tribute to Sir John who not only provided a role model for investing, but also was a trusted advisor and supportive investment partner. In Southeastern’s formative years Sir John graciously shared his wisdom with us, offering sound advice for building an investment firm. Much of our success has been attributable to following his core beliefs including:

•	treating shareholders as partners and communicating openly with them;

•	being willing to go against popular or consensus thinking when supported by conservative appraisals;

•	seeking opportunities worldwide rather than solely in the U.S.; and

•	striving to buy stocks at “the point of maximum pessimism.”

We will miss Sir John but will continue to embrace his investing principles. We share the optimism he portrayed in a quote printed by the Wall Street Journal. “Throughout history, people have focused too little on the opportunities that problems present in investing and in life in general. The 21st century offers great hope and glorious promise, perhaps a new golden age of opportunity.”

Sincerely,

O. Mason Hawkins, CFA Chairman & CEO Southeastern Asset Management, Inc.	G. Staley Cates, CFA President Southeastern Asset Management, Inc.

Intentionally Left Blank

Partners Fund
MANAGEMENT DISCUSSION

Longleaf Partners Fund gained 3.0% in the second quarter, bringing the year-to-date return to (8.2)%. These results outpaced the S&P 500, which declined 2.7% in the quarter and is down 11.9% year-to-date but the Partners Fund is well behind our annual absolute goal of inflation plus 10%. The long-term returns below reflect an impressive record. We believe that with today’s portfolio foundation the Fund could match or exceed historic results given the extreme discount (the P/V is in the high-50%s), the high quality of the businesses we own, and the management teams running them.

	Cumulative Returns
	Inception	20 year	10 year

Partners Fund	1169.7%	1098.9%	100.6%
Inflation plus 10%	1294.9	1081.4	239.6
S&P 500 Index	613.1	629.3	32.9

Please see page 8 for additional performance information.

During the quarter the Fund’s net inflows as well as the sale of Liberty Capital enabled us to add to several of the highest quality, most discounted names, including Cemex, Dell, FedEx, Liberty Media Entertainment, and Sun Microsystems. Liberty Capital, a holding company of various equities, was a minimal position created from Liberty Media’s split into three pieces. Although it was priced below appraisal, we sold the position because of its small size and the opportunity to round up core holdings with better value growth prospects. We happily remain partners with John Malone through Liberty Interactive and Liberty Media Entertainment, which controls 48% of DIRECTV. Liberty Media Entertainment shares combined with the Fund’s ownership of DTV shares make this satellite broadcaster the Fund’s largest holding. DIRECTV has been one of the strongest contributors to performance this year and remains significantly discounted due to its solid value growth. In the quarter DTV’s price-to-value ratio narrowed more than Liberty Media Entertainment’s, and we swapped shares while this disparity lasted.

Over the last three months the Fund’s two oil and gas holdings, Chesapeake and Pioneer Natural Resources, appreciated 43% and 59%, respectively as energy prices reached record highs. After two strong quarters, these two companies have been the biggest performance contributors for the year-to-date. Interestingly, because each company began the year at a steep discount, and both have identified substantial new potential reserves, these stocks still sell for a large discount to intrinsic worth even assuming oil and gas prices decline to a fraction of today’s levels.

In addition to Chesapeake and Pioneer, Level 3 and Dell, two of the worst performing stocks through March, contributed meaningfully to second quarter results. Each stock

Partners Fund
MANAGEMENT DISCUSSION

was extremely volatile through the quarter, but Level 3 ended up 39% and Dell up 10%. Neither company reported any significant news; our appraisals of Level 3 and Dell grew.

The same companies that hurt results most in the quarter also have been the largest detractors year-to-date. Sun fell 30% in the last three months when the company missed estimates. This shortfall came from deferred buying by several large U.S. customer segments. While the company believes this is a postponement rather than a competitive loss, we have lowered our appraisal to reflect a worst case scenario of sales for the coming year. The stock sells for less than half of our conservatively assessed value. We have confidence in Jonathan Schwartz and his team and applaud their substantial share buybacks as well as their strategy for creating competitive advantage through open systems.

General Motors fell almost 40% in the quarter. Higher fuel prices decimated sales of the company’s profitable SUVs and trucks in North America, and GMAC continued to work through its subprime exposure. The overseas car business, however, grew and produced annualized earnings per share of over $4 — almost half of the stock’s price. GM’s earnings power in 2010 is arguably $6-10/share given the discontinuation of UAW health costs, a smaller restructured GMAC, and current overseas earnings. Since quarter-end management has announced several initiatives to increase liquidity over the next two years. General Motors is deeply discounted versus any conservative estimate of its worth and earnings power in 2010 should be significantly higher than today. We have not added to the position because we have higher quality alternatives that sell at half of value, and those values should grow at double-digit rates.

UBS declined 19% over the last three months and has been the most disappointing stock in the Fund this year, not because of the price decline, but due to our substantial appraisal deterioration. We discussed our appraisal mistake in the First Quarter Report. We believe that Marcel Rohner is leading the company out of its credit woes with great skill. Further write-downs, if any, should be manageable and offset by earnings.

The on-deck list has become longer, broader, and more compelling since late June. Whereas earlier in the year most new opportunities emerged from a handful of areas — financials, real estate related companies, and retail — today’s list expands well beyond those segments. The higher quality opportunities make incoming cash flows all the more important to the Fund’s foundation as they enable us to purchase new opportunities without sacrificing returns from what we own. We continue to add to the Fund and encourage our partners as well as new shareholders to do the same.

Partners Fund
MANAGEMENT DISCUSSION

As one of our clients recently said, “If you liked the Partners Fund portfolio at a $33 NAV, then you ought to love it under $30.” The long-term investment case is as compelling as we wrote in the first quarter:

•	“A P/V that is in the high-50%s, substantially lower than where it has traded in the last five years;

•	Businesses that are growing value through substantial cash flow generation from, in a number of cases, top line growth and margin improvement, in spite of a slower economy;

•	Corporate partners who are meaningfully adding to value per share by aggressively buying in stock at steep discounts.”

Sentiment has recently reached levels of fear that we haven’t seen in over a decade. We do not know when sentiment will change, but we are grateful that the angst persists. The consternation is allowing us to own more uniquely competitive businesses managed by talented partners at very discounted prices.

Partners Fund - PERFORMANCE HISTORY

AVERAGE ANNUAL RETURNS
for the periods ended June 30, 2008

	Partners	Inflation	S&P 500
	Fund	Plus 10%	Index

Year-to-Date	(8.23)%	7.70%	(11.91)%
One Year	(17.30)	15.07	(13.12)
Five Years	7.57	13.59	7.58
Ten Years	7.21	13.00	2.88
Since Public Offering 4/8/87	12.72	13.22	9.69
Past performance does not predict future performance, Fund prices fluctuate, and the value of an investment at redemption may be worth more or less than the purchase price. The Fund’s performance results in the table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The S&P 500 Index is shown with all dividends and distributions reinvested. In 1987, the reinvested S&P 500 Index was available at month-end only; therefore, the index value at March 31, 1987 was used to calculate performance since public offering. This index is unmanaged and is not hedged for foreign currency risk. Longleaf often hedges its exposure to foreign currencies. This practice will impact the Fund’s relative performance versus a similar unhedged portfolio. Generally the relative returns of hedged positions improve when the dollar strengthens and decline when the dollar weakens. The U.S. Bureau of Labor Statistics compiles the monthly CPI-U values used to calculate inflation. Seasonally adjusted inflation data is presented for periods less than one year. Current performance may be lower or higher than the performance quoted. Please call 1-800-445-9469 or view Longleaf’s website (www.longleafpartners.com) for more current performance information.

Partners Fund – PORTFOLIO SUMMARY

TABLE OF PORTFOLIO HOLDINGS
at June 30, 2008

		Net
		Assets

Common Stock		99.5%
Dell Inc.	9.3
Chesapeake Energy Corporation	8.6
Liberty Media Entertainment Corporation	7.7
Pioneer Natural Resources Company	6.3
Liberty Media Holding Corporation – Interactive	5.3
The NipponKoa Insurance Company, Ltd.	5.2
Aon Corporation	5.0
FedEx Corporation	4.7
eBay, Inc.	4.6
Sun Microsystems, Inc.	4.6
The Walt Disney Corporation	4.5
Cemex S.A.B. de C.V. ADS	4.4
Yum! Brands, Inc.	4.3
Koninklijke Philips Electronics N.V.	4.3
Level 3 Communications, Inc.	4.2
Walgreen Co.	3.9
The DIRECTV Group, Inc.	3.2
Telephone and Data Systems, Inc.	3.0
UBS AG	2.8
Symantec Corporation	2.1
General Motors Corporation	1.5
Options		0.3
Cash Reserves		0.8
Other Assets and Liabilities, net		(0.6)

		100.0%

PORTFOLIO CHANGES
January 1, 2008 through June 30, 2008

New Holdings	Eliminations

* Liberty Media Entertainment Corporation – Class A (Liberty Media Holding Corporation – Capital)	Comcast Corporation – Class A Special Liberty Media Holding Corporation – Capital Limited Brands, Inc. Sprint Nextel Corporation

* Change due to corporate action (name of related holding)

Partners Fund - PORTFOLIO OF INVESTMENTS
at June 30, 2008 (Unaudited)

Shares			Value
Common Stock 99.5%
		Automobiles 1.5%
14,240,000		General Motors Corporation(c)	$163,760,000

		Broadcasting and Cable 10.9%
13,097,000	*	The DIRECTV Group, Inc.	339,343,270
34,105,000	*	Liberty Media Entertainment Corporation – Class A	826,364,150

			1,165,707,420

		Construction Materials 4.4%
19,324,711		Cemex S.A.B. de C.V. ADS (Foreign)	477,320,378

		Entertainment 4.5%
15,489,800		The Walt Disney Corporation	483,281,760

		Financial Services 2.8%
14,443,800		UBS AG (Foreign)	298,408,908

		Insurance Brokerage 5.0%
11,668,090		Aon Corporation	536,032,055

		Internet and Catalog Retail 5.3%
38,289,181	*	Liberty Media Holding Corporation – Interactive Series A	565,148,312

		Internet Services 4.6%
17,903,050	*	eBay, Inc.	489,290,356

		Multi-Industry 4.3%
11,806,035		Koninklijke (Royal) Philips Electronics N.V. (Foreign)	401,688,472
1,640,165		Koninklijke (Royal) Philips Electronics N.V. ADR (Foreign)	55,437,577

			457,126,049

		Natural Resources 14.9%
13,914,200		Chesapeake Energy Corporation	917,780,632
8,657,900		Pioneer Natural Resources Company(b)	677,740,412

			1,595,521,044

		Pharmacies and Drug Stores 3.9%
12,814,000		Walgreen Co.	416,583,140

		Property & Casualty Insurance 5.2%
63,701,000		The NipponKoa Insurance Company, Ltd. (Foreign)(b)(c)	552,513,265

		Restaurants 4.3%
13,292,252		Yum! Brands, Inc.	466,425,123

		Software 2.1%
11,754,800	*	Symantec Corporation	227,455,380

See Notes to Financial Statements.

Partners Fund - PORTFOLIO OF INVESTMENTS
at June 30, 2008 (Unaudited)

Shares			Value

		Technology 13.9%
45,389,166	*	Dell Inc.	$993,114,952
44,960,789	*	Sun Microsystems, Inc.(b)	489,173,384

			1,482,288,336

		Telecommunications 7.2%
153,597,754	*	Level 3 Communications, Inc.(b)	453,113,374
1,530,800		Telephone and Data Systems, Inc.	72,360,916
5,666,200		Telephone and Data Systems, Inc. – Special	249,879,420

			775,353,710

		Transportation 4.7%
6,351,501		FedEx Corporation(c)	500,434,764

		Total Common Stocks (Cost $9,057,333,292)	10,652,650,000

Contracts
Options 0.3%
		Construction Materials 0.3%
9,000,000		Call Options Purchased Cemex S.A.B.de C.V.
		ADS (Foreign), expiring March 2012 @ $45 (Cost $41,968,073)	20,608,200
4,576,686		Call Options Purchased Cemex S.A.B.de C.V.
		ADS (Foreign), expiring June 2012 @ $40 (Cost $23,403,076)	13,853,171

			34,461,371

Principal
Amount
Short-Term Obligations 0.8%
79,908,000	Repurchase Agreement with State Street Bank, 1.30% due 7-1-08, Repurchase price $79,910,886 (Collateral: $77,900,000 U.S. Treasury Bonds, 2.44%-2.92%, due 9-15-10 to 8-15-12, Value $81,508,883)	79,908,000

Total Investments (Cost $9,202,612,441)(a)	100.6%	10,767,019,371
Other Assets and Liabilities, Net	(0.6)	(65,666,348)

Net Assets	100.0%	$10,701,353,023

Net asset value per share		$30.43

*  Non-income producing security.

(a)	Aggregate cost for federal income tax purposes is $9,223,572,977. Net unrealized appreciation of $1,564,406,930 consists of unrealized appreciation and depreciation of $3,150,040,250 and $(1,585,633,320), respectively.

(b)	Affiliated issuer. See Note 7.

(c)	All or a portion designated as collateral. See Note 8.

Note:	Companies designated as “Foreign” are headquartered outside the U.S. and represent 17% of net assets.

See Notes to Financial Statements.

Partners Fund - PORTFOLIO OF INVESTMENTS
at June 30, 2008 (Unaudited)

OPEN FORWARD CURRENCY CONTRACTS

Currency	Currency Sold and	Currency	Unrealized
Units Sold	Settlement Date	Market Value	Gain (Loss)

18,406,000,000	Japanese Yen 11-6-08	$174,631,191	$(1,600,151)
18,089,954,000	Japanese Yen 12-3-08	171,924,529	(6,144,158)
30,641,564,000	Japanese Yen 2-5-09	292,364,982	741,684
174,400,000	Swiss Franc 4-3-09	171,089,235	1,161,081

		$810,009,937	$(5,841,544)

SWAP AGREEMENT

		Underlying
		Notional
		Amount	Unrealized
Units	Agreement	at Value	Loss

4,750,000	General Motors Corporation Preferred, 6.25% Convertible Series C due 7-15-33	$62,985,000	$(36,718,325)

See Notes to Financial Statements.

Intentionally Left Blank

Small-Cap Fund
MANAGEMENT DISCUSSION

Longleaf Partners Small-Cap Fund rose 0.3% in the second quarter, slightly short of the Russell 2000 Index’s 0.6% gain. The Fund is down 11.4% for the year-to-date while the Index has fallen 9.4%. The Fund’s more impressive long-term returns are shown below.

	Cumulative Returns
	Inception	15 year	10 year	5 year

Small-Cap Fund	679.8%	514.4%	140.7%	69.6%
Inflation plus 10%	992.9	510.5	239.6	89.1
Russell 2000 Index	483.1	260.3	71.2	63.2

Please see page 16 for additional performance information.

Over the last three months Pioneer Natural Resources appreciated 59% as energy prices reached record highs. After two strong quarters, Pioneer has been the biggest performance contributor for the year-to-date, and as a result, the company is the Fund’s largest holding. Interestingly, because Pioneer began the year at a steep discount and subsequently reported large potential reserve additions, the stock still sells way below intrinsic worth even if oil declines to half of its recent price.

During the quarter we sold one position, the insurance broker Hilb Rogal, when Willis announced the purchase of the company for a fair price (taking into account undervalued Willis shares to fund half of the transaction.) As Willis holders, the slight dilution should be offset by significant cost synergies, a stronger North American footprint and sales culture, and increased leverage with underwriters. Hilb was one of the largest contributors to second quarter performance, and we used some of the proceeds from the sale to fill out the previously underweighted position in Willis.

Level 3, among the worst performing stocks through March, rallied 39% in the second quarter. The stock was extremely volatile even though the company did not report any significant news. Our appraisal grew.

Two stocks, Dillard’s and Del Monte, hurt performance the most in the quarter. Following a decline earlier in the year, Dillard’s is also among the largest detractors in 2008. The weak economy has hurt retail stocks, and Dillard’s has not been immune. Our appraisal is underpinned by the value of the company’s real estate, which is selling in the stock market for less than $20 per square foot versus a recent comparable transaction of $120 per square foot. We are pleased to have new board members involved who are focused on securing the value of the company’s assets for its owners.

At Del Monte raw material and transportation cost increases have hurt earnings. The company expects costs to continue to rise and has budgeted higher marketing expenses to implement a price increase and introduce new products. Our lowered

Small-Cap Fund
MANAGEMENT DISCUSSION

appraisal reflects reduced margins, but the price is far below what the valuable food brands and pet products are worth.

In addition to Dillard’s, the largest detractors from year-to-date returns have been Washington Post, IDT, and Fair Isaac. The same credit and recession fears that plagued the Post’s stock in the first quarter continued through the second. Less than 10% of the company’s higher education students receive private loans, and only a small portion of the company’s operating income is tied to newspaper advertising. The stock sells for approximately half of our appraisal. IDT has been a mistake; we misjudged the core business and the management.

We added to the Fund’s position in Fair Isaac, and the company’s leaders have continued to shrink shares and buy stock personally. The terrible credit markets have reduced the use of FICO scoring as financial institutions have significantly cut back solicitations for credit cards as well as other types of financing. Fair Isaac’s other product lines have also suffered from the decreased activity of their financial institution customers. The competitive strength of FICO’s brand remains intact, and in this most challenging and depressed environment the company should generate $2.50/share of free cash flow versus a stock price under $21.

Because opportunities to add to Fair Isaac, Willis, Markel, and Service Corp. were so compelling, proceeds from sales and trims went to these existing names. The on-deck list, however, is growing in size and attractiveness. We are carefully considering tradeoffs for higher business quality and/or improved partners. The Fund’s P/V is mid-50%s, a rare occurrence and far below the long-term average. We do not know how long these discounts will remain, but believe that the Fund is extremely well positioned to produce good returns for our long-term partners.

As recently as a year ago, many small caps traded for prices close to their private market values. Now, the stock market prices many of these companies dramatically below levels at which they would trade in a transaction because of the difficulty for all buyers in securing debt financing. But the long-term discounted cash flow values of these companies is intact, and, at some point when financing returns, these companies will be the first ones to change hands at prices far higher than today’s.

Small-Cap Fund - PERFORMANCE HISTORY

AVERAGE ANNUAL RETURNS
for the periods ended June 30, 2008

	Small-Cap	Inflation	Russell 2000
	Fund	Plus 10%	Index

Year-to-Date	(11.35)%	7.70%	(9.37)%
One Year	(17.77)	15.07	(16.19)
Five Years	11.14	13.59	10.29
Ten Years	9.18	13.00	5.53
Since Public Offering 2/21/89	11.20	13.15	9.54
Past performance does not predict future performance, Fund prices fluctuate, and the value of an investment at redemption may be worth more or less than the purchase price. The Fund’s performance results in the table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Russell 2000 Index is shown with all dividends and distributions reinvested. This index is unmanaged and is not hedged for foreign currency risk. Longleaf often hedges its exposure to foreign currencies. This practice will impact the Fund’s relative performance versus a similar unhedged portfolio. Generally the relative returns of hedged positions improve when the dollar strengthens and decline when the dollar weakens. The U.S. Bureau of Labor Statistics compiles the monthly CPI-U values used to calculate inflation. Seasonally adjusted inflation data is presented for periods less than one year. Current performance may be lower or higher than the performance quoted. Please call 1-800-445-9469 or view Longleaf’s website (www.longleafpartners.com) for more current performance information.

Small-Cap Fund - PORTFOLIO SUMMARY

TABLE OF PORTFOLIO HOLDINGS
at June 30, 2008

		Net
		Assets
Common Stock		94.7%
Pioneer Natural Resources Company	10.0
The Washington Post Company	6.6
Texas Industries, Inc.	5.8
Worthington Industries, Inc.	5.3
Fairfax Financial Holdings Limited	5.0
Level 3 Communications, Inc.	4.9
Potlatch Corporation	4.9
Wendy’s International, Inc.	4.8
Ruddick Corporation	4.8
Office Depot, Inc.	4.5
Service Corporation International	4.5
Markel Corporation	4.4
Willis Group Holdings Limited	4.4
Fair Isaac Corporation	4.2
Everest Re Group, Ltd.	3.9
Del Monte Foods Company	3.6
DineEquity, Inc.	3.6
Dillard’s Inc.	3.3
Discovery Holding Company	2.5
Olympus Corporation	2.2
Odyssey Re Holdings Corp.	1.0
IDT Corporation	0.5
Cash Reserves		4.4
Other Assets and Liabilities, net		0.9

		100.0%

PORTFOLIO CHANGES
January 1, 2008 through June 30, 2008

New Holdings	Eliminations
None	The First American Corporation Hilb, Rogal & Hobbs Company

Small-Cap Fund - PORTFOLIO OF INVESTMENTS
at June 30, 2008 (Unaudited)

Shares			Value
Common Stock 94.7%
		Construction Materials 5.8%
3,244,800		Texas Industries, Inc.(b)	$182,130,624

		Education & Media 6.6%
352,167		The Washington Post Company – Class B	206,686,812

		Entertainment 2.5%
3,516,505	*	Discovery Holding Company – Class A	77,222,450

		Food 3.6%
15,725,283		Del Monte Foods Company(b)	111,649,509

		Funeral Services 4.5%
14,283,178		Service Corporation International(b)	140,832,135

		Grocery – Retail 4.8%
4,363,000		Ruddick Corporation(b)	149,694,530

		Information Technology 4.2%
6,362,600		Fair Isaac Corporation(b)	132,151,202

		Insurance Brokerage 4.4%
4,394,708		Willis Group Holdings Limited (Foreign)	137,861,990

		Manufacturing 5.3%
8,034,400		Worthington Industries, Inc.(b)	164,705,200

		Medical and Photo Equipment 2.2%
2,060,800		Olympus Corporation (Foreign)	69,673,419

		Natural Resources 14.9%
4,004,300		Pioneer Natural Resources Company	313,456,604
3,367,787		Potlatch Corporation(b)	151,954,550

			465,411,154

		Office Supplier 4.5%
12,901,759	*	Office Depot, Inc.	141,145,244

		Property & Casualty Insurance 14.3%
1,541,100		Everest Re Group, Ltd. (Foreign)	122,841,081
608,201		Fairfax Financial Holdings Limited (Foreign)	155,673,689
378,415	*	Markel Corporation	138,878,305
843,800		Odyssey Re Holdings Corp.	29,954,900

			447,347,975

		Restaurants 8.4%
2,978,100		DineEquity, Inc. (formerly IHOP Corp.)(b)	111,261,816
5,549,000		Wendy’s International, Inc.(b)	151,043,780

			262,305,596

See Notes to Financial Statements.

Small-Cap Fund - PORTFOLIO OF INVESTMENTS
at June 30, 2008 (Unaudited)

Shares			Value

		Retail 3.3%
9,050,748		Dillards, Inc. – Class A(b)	$104,717,154

		Telecommunications 5.4%
443,400	*	IDT Corporation	669,534
8,194,233	*	IDT Corporation – Class B	13,930,196
52,451,000	*	Level 3 Communications, Inc.	154,730,450

			169,330,180

		Total Common Stocks (Cost $3,032,591,208)	2,962,865,174

Principal
Amount
Short-Term Obligations 4.4%

138,688,000	Repurchase Agreement with State Street Bank, 1.30% due 7-1-08, Repurchase price $138,693,008 (Collateral: $142,220,000 U.S. Treasury Bill, 1.62%, due 9-18-08, Value $141,466,234)	138,688,000

Total Investments (Cost $3,171,279,208)(a)	99.1%	3,101,553,174
Other Assets and Liabilities, Net	0.9	26,111,006

Net Assets	100.0%	$3,127,664,180

Net asset value per share		$23.97

*  Non-income producing security.

(a)	Aggregate cost for federal tax purposes is $3,171,599,177. Net unrealized depreciation of $(69,726,034) consists of unrealized appreciation and depreciation of $529,590,576 and $(599,316,610), respectively.

(b)	Affiliated issuer. See Note 7.

Note:	Companies designated as “Foreign” are headquartered outside the U.S. and represent 16% of net assets.

See Notes to Financial Statements.

International Fund
MANAGEMENT DISCUSSION

Longleaf Partners International Fund fell 12.9% in the year-to-date compared to an 11.0% drop for the MSCI EAFE Index. The Fund fell 1.6% compared to a 2.3% drop in the Index during the second quarter. Fear, apathy, and panic dominate markets. We see more opportunities today, both in the Fund and in our extensive on-deck list, than we have seen since 1998 when similar passions ruled the day.

Most stocks in the portfolio declined both in the quarter and the year-to-date, largely because of macro-economic concerns as opposed to company-specific problems. UBS, Allied Irish Bank, and SK Telecom hurt performance most in the first half. Fairfax, Ingersoll-Rand, UBS, and Allied Irish hurt most in the quarter. Despite a continuing drip of negative headlines concerning many of these companies and/or the markets in which they participate, we learned nothing during the quarter that fundamentally changed our appraisals. What has changed is investor sentiment. After a wild spring rally collapsed, pessimism gripped investors in everything but commodities.

Amidst the gloom that has settled over global stock markets, why have we added to the Fund’s holdings at a record pace and approached work with a renewed sense of energy and purpose? Two words: price matters. The Japanese and Chinese markets provide the most recent and relevant illustration of this fundamental premise. Both Japan and China suffer when the global economy slows. However, the Chinese index, which everyone “had to own” last year, declined over 45% in dollars during the first half compared to Japan’s 5% decline. In fact, the Topix actually rose in the second quarter as the Shanghai index’s decline accelerated. Why? We think the simplest explanation is best, not only because it fits, but because it provides food for thought as we look at today’s opportunity set. At the beginning of the year, Japan traded near record lows on every valuation measure despite solid progress in both corporate governance and increasing returns on equity - progress overlooked or misreported by the media. Shanghai, on the other hand, sold at peak valuations despite unproven governance and rapidly deteriorating terms of trade. Chinese corporates had recently issued new equity at record levels while Japanese corporates did the reverse. Sometime early this year, the markets reached levels where sellers vastly outnumbered buyers in China while the opposite occurred in Japan. This macro trend played itself out, as all macro trends must, in individual stocks. Our biggest contributors for the half were all Japanese: Millea, Daiwa, and Kyocera, despite the fact that business conditions arguably worsened for all three.

We submit that something resembling the Japanese “buyer’s strike” grips today’s global equity markets. Everyone knows that the economy has slowed and that the next few years will be tougher than the recent past. The relevant question for investors (rather than speculators) is: “what’s in the price?” One year ago, we reported an extraordinary first half. We expressed delight at the Fund’s reported performance of nearly 15%, but cautioned that both international markets and the Fund’s price-to-value ratio were

International Fund
MANAGEMENT DISCUSSION

“elevated” at the beginning of 2007 and remained so in June of 2007. Today, “depressed” best describes both the state of the market and the Fund’s mid-50%s P/V. Investors once comfortable using extreme leverage to pay extreme multiples across asset classes now worry about the contents of their money market funds and cower in the face of modest leverage applied to mid-cycle earnings. Accor, the Fund’s newest holding, perfectly illustrates this trend.

As managers and fellow investors in the Fund, we are neither depressed nor afraid. We know that investment risk more often accompanies complacency than fear. We also know that stocks represent ownership in a business, not merely blips on a screen. Any sensible appraisal must take into account both good times and bad. When we compare prices to values and reflect that our investment horizon, thanks to your support, is measured in years rather than months, we take comfort in our margin of safety. As mentioned last quarter, our comfort and yours depend on the accuracy of our appraisals. We remain confident that our appraisals are approximately correct. For confirmation, we note that our first half sales of Nestle, EnCana and Cheung Kong occurred near appraisal.

Perhaps more important, our management partners share our view that the market has over-discounted bad news. We have rarely witnessed such a broad-based surge of corporate share buybacks and personal investments by executives in companies in which we have invested. This surge means more to us now than in the past because it comes in the face of deteriorating fundamentals and tightening credit. Florentino Perez at ACS, Michael Dell at Dell, Gerard Kleisterlee at Philips, and Shigeharu Suzuki at Daiwa Securities all continued share buybacks during the first half. Marcel Rohner and the entire board of UBS committed substantial incremental personal capital to UBS during the quarter. Tsuyoshi Kikukawa announced Olympus’ first buyback after fruitful discussions between Southeastern and the Olympus Board.

Olympus and Daiwa’s CEOs joined a host of Japanese executives in executing record buybacks at a time when foreign disillusion with the Japanese market reached its peak. They did this in spite of temporarily weakened balance sheets because they, like the other management partners mentioned above, believed their shares were extraordinarily cheap. They understand their sustainable earnings power better than the growing crowd of speculators who will not or cannot look beyond the next quarter.

We do not know when we will reach the magic point where willing buyers suddenly outnumber sellers again for the market as a whole or for the Fund’s particular portfolio companies. Nothing is certain other than the fact that, by definition, the highest-return, lowest-risk equity investments occur precisely when most people have given up hope. Superior long-term returns result from holding steady or indeed adding to quality businesses at these times of market panic, or, even better, apathy. We have continued to add to our stakes in the Fund. We hope you join us.

International Fund - PERFORMANCE HISTORY

AVERAGE ANNUAL RETURNS
for the periods ended June 30, 2008

	International	Inflation	EAFE
	Fund	Plus 10%	Index

Year-to-Date	(12.89)%	7.70%	(10.96)%
One Year	(12.64)	15.07	(10.61)
Five Years	12.43	13.59	16.67
Since Public Offering 10/26/98	12.99	13.15	6.64

Past performance does not predict future performance, Fund prices fluctuate, and the value of an investment at redemption may be worth more or less than the purchase price. The Fund’s performance results in the table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The EAFE Index is shown with all dividends and distributions reinvested. In 1998, the EAFE was available at month-end only; therefore, the EAFE value at October 31, 1998 was used to calculate performance since public offering. This index is unmanaged and is not hedged for foreign currency risk. Longleaf often hedges its exposure to foreign currencies. This practice will impact the Fund’s relative performance versus a similar unhedged portfolio. Generally the relative returns of hedged positions improve when the dollar strengthens and decline when the dollar weakens. The U.S. Bureau of Labor Statistics compiles the monthly CPI-U values used to calculate inflation. Seasonally adjusted inflation data is presented for periods less than one year. Current performance may be lower or higher than the performance quoted. Please call 1-800-445-9469 or view Longleaf’s website (www.longleafpartners.com) for more current performance information.

International Fund - PORTFOLIO SUMMARY

TABLE OF PORTFOLIO HOLDINGS
at June 30, 2008

		Net
		Assets

Common Stock		99.2%
Dell Inc.	7.4
The NipponKoa Insurance Company, Ltd.	7.4
Olympus Corporation	5.8
Fairfax Financial Holdings Limited	5.8
Kyocera Corporation	5.8
Ingersoll-Rand Company Limited	5.6
Millea Holdings, Inc.	5.6
Japan Petroleum Exploration Co., Ltd.	5.3
ACS, Actividades de Construccion Y Servicios, S.A.	5.0
Yum! Brands, Inc.	4.8
Daiwa Securities Group, Inc.	4.7
SK Telecom Co., Ltd.	4.7
Cemex S.A.B. de C.V. ADS	4.6
Allied Irish Banks plc	4.5
Koninklijke Philips Electronics N.V.	4.3
Willis Group Holdings Limited	3.4
NH Hoteles, S.A.	3.2
UBS AG	3.1
British Sky Broadcasting Group plc	2.9
KDDI Corporation	2.7
Accor S.A.	2.6
Cash Reserves		2.6
Other Assets and Liabilities, net		(1.8)

		100.0%

PORTFOLIO CHANGES
January 1, 2008 through June 30, 2008

New Holdings	Eliminations
Accor S.A.	Cheung Kong Holdings Limited
Daiwa Securities Group, Inc.	EnCana Corporation
NH Hoteles, S.A.	Nestle S.A.

International Fund - PORTFOLIO OF INVESTMENTS
at June 30, 2008 (Unaudited)

Shares		Value
Common Stock 99.2%
	Broadcasting and Cable 2.9%
10,442,364	British Sky Broadcasting Group plc (United Kingdom)(c)	$98,173,381

	Conglomerate 5.0%
3,352,000	ACS, Actividades de Construccion Y Servicios, S.A. (Spain)	168,407,469

	Construction Materials 4.6%
6,165,794	Cemex S.A.B. de C.V. ADS (Mexico)	152,295,127

	Electronics 5.8%
2,054,200	Kyocera Corporation (Japan)(c)	193,454,819

	Financial Services 7.6%
9,824,000	Allied Irish Banks plc (Ireland)(c)	151,565,601
3,060,160	UBS AG (Switzerland)	63,222,906
1,875,889	UBS AG (Local)(Switzerland)	39,370,623

		254,159,130

	Hotels 5.8%
1,313,304	Accor S.A. (France)	87,734,183
7,773,481	NH Hotels, S.A. (Spain)(b)(c)	108,437,576

		196,171,759

	Industrial Conglomerate 5.6%
5,048,000	Ingersoll-Rand Company Limited (Bermuda)	188,946,640

	Insurance Brokerage 3.4%
3,586,000	Willis Group Holdings Limited (United Kingdom)	112,492,820

	Medical and Photo Equipment 5.8%
5,779,600	Olympus Corporation (Japan)(c)	195,402,025

	Multi-Industry 4.3%
1,365,931	Koninklijke (Royal) Philips Electronics N.V. (Netherlands)	46,474,429
2,889,269	Koninklijke (Royal) Philips Electronics N.V. ADR (Netherlands)	97,657,292

		144,131,721

	Natural Resources 5.3%
2,476,900	Japan Petroleum Exploration Co., Ltd. (Japan)(c)	176,813,128

See Notes to Financial Statements.

International Fund - PORTFOLIO OF INVESTMENTS
at June 30, 2008 (Unaudited)

Shares			Value

		Property & Casualty Insurance 18.8%
757,074		Fairfax Financial Holdings Limited (Canada)	$193,778,870
4,841,500		Millea Holdings, Inc. (Japan)(c)	188,763,102
28,556,000		The NipponKoa Insurance Company, Ltd. (Japan)(c)	247,681,650

			630,223,622

		Restaurants 4.8%
4,602,000		Yum! Brands, Inc. (United States)	161,484,180

		Securities Brokerage 4.7%
17,155,000		Daiwa Securities Group, Inc. (Japan)(c)	157,680,275

		Technology 7.4%
11,382,751	*	Dell Inc. (United States)	249,054,592

		Telecommunications 7.4%
14,684		KDDI Corporation (Japan)	90,716,241
286,648		SK Telecom Co., Ltd. (South Korea)(c)	52,202,518
5,025,568		SK Telecom Co., Ltd. ADR (South Korea)(c)	104,381,047

			247,299,806

		Total Common Stocks (Cost $2,955,294,517)	3,326,190,494

Principal
Amount
Short-Term Obligations 2.6%
86,301,000	Repurchase Agreement with State Street Bank, 1.30% due 7-1-08, Repurchase price $86,304,116 (Collateral: $86,270,000 U.S. Treasury Bonds, 1.98%-2.92%, due 12-11-08 to 8-15-12, Value $88,029,998)	86,301,000

Total Investments (Cost $3,041,595,517)(a)	101.8%	3,412,491,494
Other Assets and Liabilities, Net	(1.8)	(59,213,799)

Net Assets	100.0%	$3,353,277,695

Net asset value per share		$17.23

*  Non-income producing security.

(a)	Also represents aggregate cost for federal income tax purposes. Net unrealized appreciation of $370,895,977 consists of unrealized appreciation and depreciation of $727,724,572 and $(356,828,595), respectively.

(b)	Affiliated issuer. See Note 7.

(c)	All or a portion designated as collateral for forward currency contracts. See Note 8.

Note:	Country listed in parenthesis after each company indicates location of headquarters.

See Notes to Financial Statements.

International Fund - PORTFOLIO OF INVESTMENTS
at June 30, 2008 (Unaudited)

OPEN FORWARD CURRENCY CONTRACTS

Currency	Currency Sold and	Currency	Unrealized
Units Sold	Settlement Date	Market Value	Gain(Loss)

36,986,000	British Pound 12-3-08	$72,782,305	$(354,062)
12,524,000	British Pound 4-3-09	24,426,067	(209,661)
52,239,000	Euro 12-3-08	81,585,092	(5,737,390)
19,072,000	Euro 2-20-09	29,668,693	(1,021,020)
37,982,700,000	Japanese Yen 12-3-08	360,982,553	(10,539,967)
27,033,000,000	Japanese Yen 2-5-09	257,934,046	(512,601)
133,416,000,000	South Korean Won 12-19-08	127,144,795	15,485,096
50,800,000	Swiss Franc 12-19-08	49,805,338	(3,782,507)

		$1,004,328,889	$(6,672,112)

COUNTRY WEIGHTINGS

	Equity	Net
	Only	Assets

Japan	37.6%	37.3%
United States	12.3	12.2
Spain	8.3	8.2
United Kingdom	6.3	6.3
Canada	5.8	5.8
Bermuda	5.7	5.6
South Korea	4.7	4.7
Mexico	4.6	4.6
Ireland	4.6	4.5
Netherlands	4.3	4.3
Switzerland	3.1	3.1
France	2.7	2.6

Cash, other assets and liabilities, net	100.0%	99.2

		0.8

		100.0%

See Notes to Financial Statements.

Intentionally Left Blank

Longleaf Partners Funds
STATEMENTS OF ASSETS AND LIABILITIES
at June 30, 2008 (Unaudited)

	Partners	Small-Cap	International
	Fund	Fund	Fund
Assets:
Investments:
Affiliated securities, at market value (cost $1,605,367,017, $1,407,457,602 and $105,716,234, respectively) (Note 2 and 7)	$2,172,540,435	$1,400,140,500	$108,437,575
Other securities, at market value (cost $7,597,245,424, $1,763,821,606 and $2,935,879,283 respectively) (Note 2)	8,594,478,936	1,701,412,674	3,304,053,919

Total Investments	10,767,019,371	3,101,553,174	3,412,491,494
Cash	283	401	450
Receivable for:
Fund shares sold	13,855,996	32,138,259	2,470,596
Securities sold	–	15,769,941	23,644,873
Dividends and interest	1,661,186	2,446,104	1,947,865
Foreign tax reclaims	–	–	2,170,348
Litigation settlement	23,539	–	284,529
Prepaid assets	108,442	43,389	34,992

Total Assets	10,782,668,817	3,151,951,268	3,443,045,147

Liabilities:
Payable for:
Securities purchased	23,403,076	19,590,760	77,220,000
Fund shares redeemed	6,776,909	2,138,966	1,302,944
Swap agreement (Note 2)	36,718,325	–	–
Forward currency contracts (Note 2)	5,841,544	–	6,672,112
Investment counsel fee (Note 3)	7,084,821	2,114,883	4,140,880
Administration fee (Note 4)	933,714	271,056	290,287
Other accrued expenses	557,405	171,423	141,229

Total Liabilities	81,315,794	24,287,088	89,767,452

	$10,701,353,023	$3,127,664,180	$3,353,277,695

Net Assets:
Net assets consist of:
Paid-in capital	$8,953,237,896	$3,067,354,728	$2,634,379,615
Undistributed net investment income	12,187,680	9,360,868	15,282,790
Accumulated net realized gain on investments and foreign currency	214,080,387	120,700,074	339,278,145
Unrealized gain(loss) on investments and foreign currency	1,521,847,060	(69,751,490)	364,337,145

Net Assets	$10,701,353,023	$3,127,664,180	$3,353,277,695

Net asset value per share	$30.43	$23.97	$17.23

Fund shares issued and outstanding	351,683,990	130,476,503	194,624,590

See Notes to Financial Statements.

Longleaf Partners Funds
STATEMENTS OF OPERATIONS
for the six-months ended June 30, 2008 (Unaudited)

	Partners	Small-Cap	International
	Fund	Fund	Fund
Investment Income:
Income:
Dividends from non-affiliates (net of foreign tax withheld of $2,222,755, $561,662 and $3,535,415 respectively)	$53,504,917	$8,860,219	$42,623,859
Dividends from affiliates (net of foreign tax withheld of $337,161,$0, and $0 respectively) (Note 7)	5,691,534	15,076,096	–
Interest	1,244,595	293,810	829,274
Other income	23,539	–	284,529

Total income	60,464,585	24,230,125	43,737,662

Expenses:
Investment counsel fee (Note 3)	40,728,135	12,632,733	25,289,831
Administration fee (Note 4)	5,364,116	1,618,062	1,774,553
Transfer agent fees and expenses	1,050,997	297,055	351,764
Prospectus and shareholder reports	386,923	85,083	92,292
Custodian fees and expenses	161,512	25,759	229,986
Trustees’ fees and expenses	179,015	91,994	91,994
Registration fees	54,317	23,334	26,925
Professional fees	40,178	40,178	40,178
Other	126,758	55,059	56,263

Total expenses	48,091,951	14,869,257	27,953,786

Net investment income	12,372,634	9,360,868	15,783,876

Realized and unrealized gain (loss):
Net realized gain(loss):
Non-affiliated securities	38,793,435	18,996,106	240,421,100
Affiliated securities (Note 7)	–	46,784,103	–
Forward currency contracts	(49,582,840)	–	(47,736,478)
Foreign currency transactions	(355,522)	–	(501,086)

Net gain(loss)	(11,144,927)	65,780,209	192,183,536

Change in unrealized depreciation:
Securities	(916,585,003)	(476,815,281)	(716,327,831)
Other assets, liabilities and forwards	(27,018,769)	(25,457)	2,871,413

Change in net unrealized depreciation	(943,603,772)	(476,840,738)	(713,456,418)

Net realized and unrealized loss	(954,748,699)	(411,060,529)	(521,272,882)

Net decrease in net assets resulting from operations	$(942,376,065)	$(401,699,661)	$(505,489,006)

See Notes to Financial Statements.

Longleaf Partners Funds
STATEMENTS OF CHANGES IN NET ASSETS

	Partners Fund
	Six months ended	Year ended
	June 30, 2008	December 31,
	(Unaudited)	2007
Operations:
Net investment income(loss)	$12,372,634	$22,883,199
Net realized gain(loss) from investments and foreign currency transactions	(11,144,927)	668,887,134
Net change in unrealized appreciation (depreciation) of securities, other assets, liabilities and forwards	(943,603,772)	(749,839,428)

Net increase(decrease) in net assets resulting from operations	(942,376,065)	(58,069,095)

Distributions to shareholders:
From net investment income	–	(22,989,926)
From net realized gain on investments	–	(502,427,749)

Net decrease in net assets resulting from distributions	–	(525,417,675)

Capital share transactions (Note 6):
Net proceeds from sale of shares	1,400,824,078	1,847,571,102
Net asset value of shares issued to shareholders for reinvestment of shareholder distributions	–	483,973,810
Cost of shares redeemed	(988,194,098)	(1,388,553,281)

Net increase(decrease) in net assets from fund share transactions	412,629,980	942,991,631

Total increase(decrease) in net assets	(529,746,085)	359,504,861
Net assets:
Beginning of period	11,231,099,108	10,871,594,247

End of period	$10,701,353,023	$11,231,099,108

Undistributed net investment income included in net assets at end of period	$12,187,680	$170,568

See Notes to Financial Statements.

Longleaf Partners Funds
STATEMENTS OF CHANGES IN NET ASSETS

Small-Cap Fund		International Fund
Six months ended	Year ended	Six months ended	Year ended
June 30, 2008	December 31,	June 30, 2008	December 31,
(Unaudited)	2007	(Unaudited)	2007

$9,360,868	$18,604,766	$15,783,876	$(1,403,045)

65,780,209	413,952,051	192,183,536	436,437,389

(476,840,738)	(331,244,979)	(713,456,418)	64,287,020

(401,699,661)	101,311,838	(505,489,006)	499,321,364

–	(18,574,105)	–	(137,704)
–	(465,094,732)	–	(370,610,966)

–	(483,668,837)	–	(370,748,670)

218,452,586	443,790,548	225,228,948	626,094,844

–	452,315,551	–	343,636,268
(225,140,688)	(424,981,782)	(269,281,818)	(450,022,148)

(6,688,102)	471,124,317	(44,052,870)	519,708,964

(408,387,763)	88,767,318	(549,541,876)	648,281,658

3,536,051,943	3,447,284,625	3,902,819,571	3,254,537,913

$3,127,664,180	$3,536,051,943	$3,353,277,695	$3,902,819,571

$9,360,868	$ –	$15,282,790	$ –

See Notes to Financial Statements.

Longleaf Partners Funds
NOTES TO FINANCIAL STATEMENTS

Note 1. Organization

The Longleaf Partners Fund, Longleaf Partners Small-Cap Fund, and Longleaf Partners International Fund (the “Funds”) are non-diversified and each is a series of Longleaf Partners Funds Trust, a Massachusetts business trust, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended.

Note 2. Significant Accounting Policies
Management Estimates
The accompanying financial statements are prepared in accordance with accounting principles generally accepted in the United States of America; these principles may require the use of estimates by Fund management. Actual results could differ from those estimates.

Security Valuation
Portfolio securities listed or traded on a securities exchange (U.S. or foreign), on the NASDAQ national market, or any representative quotation system providing same day publication of actual prices, are valued at the last sale price. If there are no transactions in the security that day, securities are valued at the midpoint between the closing bid and ask prices or, if there are no such prices, the prior day’s close.

In the case of bonds and other fixed income securities, valuations may be furnished by a pricing service which takes into account factors in addition to quoted prices (such as trading characteristics, yield, quality, coupon rate, maturity, type of issue, and other market data relating to the priced security or other similar securities) where taking such factors into account would lead to a more accurate reflection of the fair market value of such securities.

When market quotations are not readily available, valuations of portfolio securities may be determined in accordance with procedures established by and under the general supervision of the Funds’ Trustees. In determining fair value, the Board considers all relevant qualitative and quantitative information available including news regarding significant market or security specific events. The Board may also utilize a service provided by an independent third party to assist in fair valuation of certain securities. These factors are subject to change over time and are reviewed periodically. Because the utilization of fair value depends on market activity, the frequency with which fair valuation may be used cannot be predicted. Estimated values may differ from the values that would have been used had a ready market for the investment existed.

Repurchase agreements are valued at cost which, combined with accrued interest, approximates market value. Short-term U.S. Government obligations are valued at amortized cost which approximates current market value.

The Funds determine net asset values (“NAVs”) once a day, at the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. Eastern time) on days the Exchange is open for business. The Exchange is closed for specified national holidays and on weekends. Foreign securities are generally priced at the latest market close in the foreign market, which may be at different times or days than the close of the New York Stock Exchange. If events occur which could materially affect the NAV between the close of the foreign market and normal pricing at the close of the New York Stock Exchange, foreign securities may be fair valued as determined by the Board of Trustees, consistent with any regulatory guidelines.

Accounting for Investments
For financial reporting purposes, the Funds record security transactions on trade date. Realized gains and losses on security transactions are determined using the specific identification method. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon after the ex-dividend date as the Fund is able to obtain information on the dividend. Interest income and Fund expenses are recognized on an accrual basis.

Distributions to Shareholders
Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes
The Funds’ policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. Accordingly, no federal income tax provision is required. The Funds intend to make any required distributions to avoid the application of a 4% nondeductible excise tax. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made within the Funds’ capital accounts to reflect income and gains available for distribution under income tax regulations.

Foreign Currency Translations
The books and records of the Funds are maintained in U.S. dollars. Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of each transaction. The market values of investment securities, assets and liabilities are translated into U.S. dollars daily.

The Funds do not isolate the portion of net realized and unrealized gains or losses in equity security investments which are attributable to changes in foreign exchange rates. Accordingly, the impact of such changes is included in the realized and unrealized gains or losses on the underlying equity securities.

Forward Currency Contracts
Forward currency contracts are commitments to purchase or sell a foreign currency at a future maturity date. The resulting obligation is marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. An unrealized gain or loss is recorded for the difference between the contract opening value and its current value. When a contract is closed or delivery is taken, this gain or loss is realized. For federal tax purposes, gain or loss on open forward contracts are treated as realized and are subject to distribution at our excise tax year-end date.

Risk of Forward Currency Contracts
The Funds generally use forward currency contracts for hedging purposes to offset currency exposure in portfolio holdings. Each Fund may seek to hedge foreign currency exposure to the full extent of its investment in foreign securities, but there is no requirement that all foreign securities be hedged. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies or, considered separately, may produce a loss. Where a liquid secondary market for forwards does not exist, the Funds may not be able to close their positions and in such an event, the loss is theoretically unlimited. In addition, the Funds could be exposed to risks if the counterparty to these contracts, State Street Bank, is unable to perform.

Options
Upon the purchase of a put or call option, the premium paid is recorded as an investment. When the Funds write a put or call option, the premium received by the Funds is recorded as a liability. When a purchased option expires, a loss is recognized for the cost of the option. When a written option expires, a gain is realized for the premium received. When the Funds enter into a closing sale transaction a gain or loss is recognized based on the difference between the proceeds of the closing transaction and the cost of the option. When an option is exercised, the cost of securities acquired or the proceeds from securities sold is adjusted by the premium amount.

Options have risks. Gains on investments in options depend on the ability to predict correctly the direction of stock prices, interest rates and other economic factors. Options written by the Funds do not give rise to counterparty credit risk as they obligate the Funds, not counterparties, to perform. However, risks associated with purchased options include potential loss of the premium paid and the failure of the counterparty to honor its obligation under the contract.

Repurchase Agreements
The Funds may engage in repurchase agreement transactions. The Funds’ custodian bank sells U.S. government or agency securities to each Fund under agreements to repurchase these securities at a stated repurchase price including interest for the term of the agreement, which is usually overnight or over a weekend. Each Fund, through its custodian, receives delivery of the underlying U.S. government or agency securities as collateral, whose market value is required to be at least equal to the repurchase price. If the custodian becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral.

Swap Agreements
The Funds may enter into swap agreements for purposes of pursuing their investment objectives or as a substitute for investing directly in securities (or shorting securities), or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” for example, the return on or increase in value of a particular dollar amount invested in a “basket” of securities. Most swap agreements entered into by the Funds calculate and settle the obligations of the parties to the agreement on a “net basis” with a single payment. Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of such obligations (or rights) (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating cash or other assets deemed to be liquid.

Swap agreements involve, to varying degrees, elements of market risk and exposure to loss in excess of the amount reflected in the Statements of Assets and Liabilities. The notional amounts reflect the extent of the total investment exposure each Fund has under the swap agreement. The primary risks associated with the use of swap agreements are imperfect correlation between movements in the notional amount and the price of the underlying investments and the inability of counterparties to perform. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

The value of equity swap agreements entered into by the Funds is accounted for using the unrealized gain or loss on the agreements that is determined by marking the agreements to the last quoted value of the equity that the swap pertains to at the close of the NYSE, usually 4:00 p.m., Eastern Time. The swap’s market value is then adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement.

Note 3. Investment Counsel Agreement

Southeastern Asset Management, Inc. (“Southeastern”) serves as Investment Counsel to the Funds and receives annual compensation, computed daily and paid monthly, in accordance with the following schedule for the Partners Fund and Small-Cap Fund:

First $400 million of average daily net assets	1.00%
In excess of $400 million	.75%

For the Partners and Small-Cap Funds, Southeastern has agreed to reduce its fees on a pro rata basis to the extent that each Fund’s normal annual operating expenses (excluding taxes, interest, brokerage fees, and extraordinary expenses) exceed 1.5% of average annual net assets. No such reductions were necessary for the current period.

The International Fund fee is calculated in accordance with the following schedule:

First $2.5 billion of average daily net assets	1.50%
In excess of $2.5 billion	1.25%

For this Fund, Southeastern has agreed to reduce its fees on a pro rata basis to the extent that the Fund’s normal annual operating expenses (excluding taxes, interest, brokerage fees, and extraordinary expenses) exceed 1.75% of average annual net assets. No reduction was necessary for the current period.

Note 4. Fund Administrator

Southeastern also serves as the Fund Administrator and in this capacity is responsible for managing, performing or supervising the administrative and business operations of the Funds. Functions include the preparation of all registration statements, prospectuses, proxy statements, daily valuation of the portfolios and calculation of daily net asset values per share. The Funds pay a fee as compensation for these services, accrued daily and paid monthly, of 0.10% per annum of average daily net assets.

Note 5. Investment Transactions

Purchases and sales of equity securities and corporate bonds for the period (excluding short-term obligations) are summarized below:

	Purchases	Sales

Partners Fund	$1,270,224,781	$934,373,791
Small-Cap Fund	233,971,988	371,741,767
International Fund	584,831,650	652,901,436

Note 6. Shares of Beneficial Interest

Each Fund is authorized to issue unlimited shares of beneficial interest with no par value. Transactions in shares of beneficial interest were as follows:

	Six Months ended June 30, 2008 (Unaudited)
	Partners	Small-Cap	International
	Fund	Fund	Fund

Shares sold	45,065,647	8,757,930	12,342,591
Reinvestment of shareholder distributions	–	–	–
Shares redeemed	(32,052,333)	(9,048,567)	(15,026,251)

	13,013,314	(290,637)	(2,683,660)

	Year ended December 31, 2007
	Partners	Small-Cap	International
	Fund	Fund	Fund

Shares sold	51,446,827	14,136,539	30,245,403
Reinvestment of shareholder distributions	13,616,121	15,682,616	16,961,316
Shares redeemed	(38,228,936)	(13,502,562)	(21,980,160)

	26,834,012	16,316,593	25,226,559

Note 7. Affiliated Issuer

Under Section 2(a)(3) of the Investment Company Act of 1940, a portfolio company is defined as “affiliated” if a Fund owns five percent or more of its voting stock. Each Fund held at least five percent of the outstanding voting stock of the following companies during the six months ended June 30, 2008:

	Shares at	Market Value
	June 30,	June 30,	December 31,
	2008	2008	2007

Partners Fund
Level 3 Communications, Inc.*	153,597,754	$453,113,374	$466,937,172
The NipponKoa Insurance Company, Ltd.	63,701,000	552,513,265	579,903,478
Pioneer Natural Resources Company	8,657,900	677,740,412	422,851,836
Sun Microsystems, Inc.*	44,960,789	489,173,384	480,444,927

		2,172,540,435	1,950,137,413

	Shares at	Market Value
	June 30,	June 30,	December 31,
	2008	2008	2007

Small-Cap Fund
Del Monte Foods Company	15,725,283	$111,649,509	$148,761,177
Dillard’s, Inc. — Class A	9,050,748	104,717,154	169,973,047
DineEquity, Inc.	2,978,100	111,261,816	108,938,898
Fair Isaac Corporation	6,362,600	132,151,202	171,096,192
Hilb Rogal & Hobbs Company	–	–	143,066,048
Potlatch Corporation	3,367,787	151,954,550	164,517,858
Ruddick Corporation	4,363,000	149,694,530	167,230,745
Service Corporation International	14,283,178	140,832,135	193,403,870
Texas Industries, Inc.	3,244,800	182,130,624	227,460,480
Wendy’s International, Inc.	5,549,000	151,043,780	147,039,212
Worthington Industries, Inc.	8,034,400	164,705,200	144,449,623

		1,400,140,500	1,785,937,150

International Fund
NH Hotels, S.A.	7,773,481	$108,437,576	$–

Purchases, sales and income for these affiliates for the six months ended June 30, 2008 were as follows:

			Dividend
	Purchases	Sales	Income
Partners Fund
Level 3 Communications, Inc.*	$–	$–	$–
The NipponKoa Insurance Company, Ltd.	–	–	4,479,428
Pioneer Natural Resources Company	–	–	1,212,106
Sun Microsystems, Inc.*	248,990,468	–	–

	248,990,468	–	5,691,534

Small-Cap Fund
Del Monte Foods Company	–	–	1,258,023
Dillard’s, Inc. — Class A	–	–	724,060
DineEquity, Inc.	–	–	1,489,050
Fair Isaac Corporation	24,217,983	–	233,102
Hilb Rogal & Hobbs Company	–	155,413,943	684,281
Potlatch Corporation	–	15,278,775	3,726,652
Ruddick Corporation	–	16,752,306	1,154,280
Service Corporation International	20,802,330	18,328,272	1,039,479
Texas Industries, Inc.	–	–	486,720
Wendy’s International, Inc.	9,529,067	14,736,336	1,515,500
Worthington Industries, Inc.	2,572,967	3,395,828	2,764,948

	57,122,347	223,905,460	15,076,095

International Fund
NH Hoteles, S.A.	$105,716,234	$–	$–

*  Non-income producing

Note 8. Collateral

Securities with the following aggregate value were segregated to collateralize forward currency contracts and a swap agreement at June 30, 2008:

Partners Fund	$989,414,167
International Fund	1,663,859,517

Note 9. Related Ownership

At June 30, 2008, officers, employees of Southeastern and their families, Fund trustees, the Southeastern retirement plan and other affiliates owned more than 5% of the following Funds:

	Shares Owned	Percent of Fund

Small-Cap Fund	10,077,530	7.7%
International Fund	13,576,217	7.0

Note 10. Fair Value for Financial Reporting

Effective January 1, 2008, the Funds became subject to Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value for financial reporting, creates a three-tier framework for measuring fair value based on inputs used to value the Funds’ investments, and requires additional disclosure about the use of fair value measurements. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from sources independent of the Funds’, and unobservable inputs reflect the Funds’ own assumptions based on the best information available. The input levels are not necessarily an indication of risk or liquidity associated with investing in those securities.

A summary of the inputs used in valuing the Funds’ net assets as June 30, 2008 follows:

	Partners Fund
		Other Financial
		Instruments
	Investment	(Unrealized
	in Securities	Depreciation)*

Level 1 – quoted prices	$10,732,558,000	$(5,841,544)
Level 2 – significant other observable inputs	34,461,371	(36,718,325)
Level 3 – significant unobservable inputs	–	–

Total	$10,767,019,371	$(42,559,869)

	Small-Cap Fund
		Other Financial
		Instruments
	Investment	(Unrealized
	in Securities	Depreciation)*

Level 1 – quoted prices	$3,101,553,174	$ –
Level 2 – significant other observable inputs	–	–
Level 3 – significant unobservable inputs	–	–

Total	$3,101,553,174	$ –

	International Fund
		Other Financial
		Instruments
	Investment	(Unrealized
	in Securities	Depreciation)*

Level 1 – quoted prices	$3,412,491,494	$(6,672,112)
Level 2 – significant other observable inputs	–	–
Level 3 – significant unobservable inputs	–	–

Total	$3,412,491,494	$(6,672,112)

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as forward currency contracts and swaps which are valued at the unrealized appreciation/depreciation of the investment. These financial instruments are presented following the Portfolio of Investments.

Intentionally Left Blank

Longleaf Partners Funds
FINANCIAL HIGHLIGHTS

The presentation is for a share outstanding throughout each period.

			Net
			Gains
	Net		(Losses) on			Distri-
	Asset	Net	Securities	Total	Dividends	butions
	Value	Investment	Realized	From	from Net	from
	Beginning	Income	and	Investment	Investment	Capital
	of Period	(Loss)	Unrealized	Operations	Income	Gains
Partners Fund
Six months ended
June 30, 2008 (Unaudited)	$33.16	$.03	$(2.76)	$(2.73)	$–	$–
Year ended December 31,
2007	34.86	.07	(.12)	(.05)	(.07)	(1.58)
2006	30.97	.14	6.53	6.67	(.14)	(2.64)
2005	31.32	.29	.83	1.12	(.29)	(1.18)
2004	29.98	.07	2.05	2.12	(.15)	(.63)
2003	22.24	.08	7.66	7.74	–	–

Small-Cap Fund
Six months ended
June 30, 2008 (Unaudited)	27.04	.07	(3.14)	(3.07)	–	–
Year ended December 31,
2007	30.12	.14	.93	1.07	(.14)	(4.01)
2006	27.02	.50	5.49	5.99	(.56)	(2.33)
2005	29.85	.58	2.43	3.01	(.57)	(5.27)
2004	28.81	.42	3.75	4.17	(.43)	(2.70)
2003	20.33	.45	8.47	8.92	(.44)	–

International Fund
Six months ended
June 30, 2008 (Unaudited)	19.78	.08	(2.63)	(2.55)	–	–
Year ended December 31,
2007	18.91	(.01)	2.95	2.94	–	(2.07)
2006	17.36	.02	2.89	2.91	(.01)	(1.35)
2005	15.55	(.01)	2.01	2.00	–	(.19)
2004	14.11	(.08)	1.52	1.44	–	–
2003	9.97	(.07)	4.21	4.14	–	–

(a)	Total return reflects the rate that an investor would have earned on investment in the Fund during each period, assuming reinvestment of all distributions.

Longleaf Partners Funds
FINANCIAL HIGHLIGHTS

					Ratio of
					Net
	Net			Ratio of	Investment
	Asset		Net Assets	Expenses	Income
Total	Value		End of	to	(Loss) to	Portfolio
Distri-	End of	Total	Period	Average	Average	Turnover
butions	Period	Return(a)	(thousands)	Net Assets	Net Assets	Rate

$–	$30.43	(8.23)%	$10,701,353	.90%	.11%	8.73%

(1.65)	33.16	(.44)	11,231,099	.89	.20	15.17
(2.78)	34.86	21.63	10,871,594	.90	.45	18.98
(1.47)	30.97	3.62	8,779,205	.91	.95	6.64
(.78)	31.32	7.14	8,999,465	.90	.28	13.38
–	29.98	34.80	7,668,968	.91	.32	7.37

–	23.97	(11.35)	3,127,664	.92	.29	7.24

(4.15)	27.04	2.80	3,536,052	.91	.49	28.28
(2.89)	30.12	22.33	3,447,285	.92	1.87	34.90
(5.84)	27.02	10.75	2,812,543	.93	2.21	17.28
(3.13)	29.85	14.78	2,673,843	.93	1.52	31.04
(.44)	28.81	43.85	2,365,085	.95	1.89	4.44

–	17.23	(12.89)	3,353,278	1.58	.44	16.54

(2.07)	19.78	15.29	3,902,820	1.57	(.04)	30.44
(1.36)	18.91	17.07	3,254,538	1.61	.09	24.30
(.19)	17.36	12.88	2,880,730	1.64	(.05)	16.93
–	15.55	10.21	2,579,635	1.66	(.57)	18.86
–	14.11	41.52	1,923,581	1.68	(.68)	10.18

Longleaf Partners Funds
EXPENSE EXAMPLE

Shareholders of mutual funds may incur two types of costs: (1) ongoing costs, including management fees, transfer agent fees, and other fund expenses; and (2) transaction costs, including sale charges (loads) and redemption fees. Longleaf does not charge transaction fees of any sort.

The following examples are intended to show the ongoing costs (in dollars) of investing in the Longleaf Funds and to enable you to compare the costs of investing in other mutual funds. Each example is based on an investment of $1,000 made at December 31, 2007 and held through June 30, 2008.

Actual Expenses
The table below provides information about actual account values and actual expenses using each Fund’s actual return for the period. To estimate the expenses that you paid over the period, divide your account balance by $1,000 (for example, a $12,500 account balance divided by $1,000 = 12.5), then multiply the result by the number in the third line entitled “Expenses Paid During Period.”

Ongoing Expenses and Actual Fund Returns
for the period December 31, 2007 to June 30, 2008

	Partners	Small-Cap	International

Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	917.68	886.46	871.08
Expenses Paid During Period*	4.29	4.32	7.35
Annualized Expense Ratio for Period	0.90%	0.92%	1.58%

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by the number of days in the most recent fiscal half year (182) divided by 366 days in the current year.

Longleaf Partners Funds
EXPENSE EXAMPLE

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and expenses based on each Fund’s actual expense ratio and assumed returns of 5% per year before expenses, which are not the Funds’ actual returns. Do not use the hypothetical data below to estimate your ending account balance or expenses you paid. This information serves only to compare the ongoing costs of investing in Longleaf with other mutual funds. To do so, examine this 5% hypothetical example against the 5% hypothetical examples found in other funds’ shareholder reports.

The expenses shown in the table highlight only ongoing costs and do not reflect transactional costs that may be charged by other funds. Therefore, the third line of the table does not reveal the total relative costs of owning different funds. Since Longleaf does not charge transactions fees, you should evaluate other funds’ transaction costs to assess the total cost of ownership for comparison purposes.

Ongoing Expenses and Hypothetical 5% Return
for the period December 31, 2007 to June 30, 2008

	Partners	Small-Cap	International

Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	1,020.33	1,020.23	1,016.96
Expenses Paid During Period*	4.52	4.62	7.92
Annualized Expense Ratio for Period	0.90%	0.92%	1.58%

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by the number of days in the most recent fiscal half year (182) divided by 366 days in the current year.

Intentionally Left Blank

Longleaf Partners Funds
FUND INFORMATION

The following additional information may be obtained without charge, upon request, by calling 1-800-445-9469, Option 1, or on the Funds’ website at www.longleafpartners.com, or on the SEC’s website at www.sec.gov.

Proxy Voting Policies and Procedures

A description of Longleaf’s Proxy Voting Policies and Procedures is included in the Statement of Additional Information (SAI).

Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is contained in Form N-PX.

Quarterly Portfolio Holdings

Longleaf files a complete schedule of portfolio holdings for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (please call 1-800-SEC-0330 for information on the operation of the Public Reference Room).

In addition to Form N-Q, Longleaf publishes reports for each fiscal quarter. These reports include complete schedules of portfolio holdings, as well as performance updates and management discussion. We furnish Longleaf’s Quarterly Reports in lieu of Form N-Q to shareholders who request information about our first and third quarter portfolio holdings, and Semi-Annual and Annual Reports for requests related to the second and fourth quarters, respectively.

Fund Trustees

Additional information about Fund Trustees is included in the Statement of Additional Information (SAI).

Intentionally Left Blank

Longleaf Partners Funds
SERVICE DIRECTORY

Contact us at www.longleafpartners.com or
(800) 445-9469

FUND INFORMATION	OPTION 1
To request a Prospectus, Statement of Additional Information (including Longleaf’s Proxy Voting Policies and Procedures), financial report, application or other Fund information from 7:00 a.m. to 7:00 p.m. Eastern time, Monday through Friday.

DAILY FUND PRICES	OPTION 2
For automated reporting 24 hours a day, seven days a week.

ACCOUNT INFORMATION	OPTION 3
For account balance and transaction activity, 24 hours a day, seven days a week. Please have your Fund number (see below) and account number ready to access your investment information.

SHAREHOLDER INQUIRIES	OPTION 0
To request action on your existing account from 9:00 a.m. to 6:00 p.m. Eastern time, Monday through Friday.

CORRESPONDENCE

By regular mail:	By express mail or overnight courier:
Longleaf Partners Funds	Longleaf Partners Funds
P.O. Box 9694	c/o PNC Global Investment Servicing
Providence, RI 02940-9694	101 Sabin Street
Pawtucket, RI 02860
(508) 871-8800

PUBLISHED DAILY PRICE QUOTATIONS
Daily net asset value per share of each Fund is reported in mutual fund quotations tables of major newspapers in alphabetical order under the bold heading Longleaf Partners as follows:

			Transfer Agent	Status to
Abbreviation	Symbol	Cusip	Fund Number	New Investors
Partners	LLPFX	543069108	133	Open
Sm-Cap	LLSCX	543069207	134	Closed 7-31-97
Intl	LLINX	543069405	136	Open

Longleaf Partners Funds®
c/o PNC Global Investment Servicing
P.O. Box 9694
Providence, RI 02940-9694
(800) 445-9469
www.longleafpartners.com

Item 2.     Code of Ethics.

Not applicable to semi-annual reports.

Item 3.     Audit Committee Financial Expert.

Not applicable to semi-annual reports.

Item 4.     Principal Accountant Fees and Services.

Not applicable to semi-annual reports.

Item 5.     Audit Committee of Listed Registrants.

Not applicable.

Item 6.     Schedule of Investments

A complete schedule of investments at June 30, 2008 is included in the Semi-Annual Report filed under Part I of this form.

Item 7.     Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.     Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.     Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.     Submission of Matters to a Vote of Security Holders

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.     Controls and Procedures.

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act to 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

At the date of filing this Form N-CSR, the registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.     Exhibits.

Exhibit 99. CERT Certification Required by Item 12(a)(2) of Form N-CSR

Exhibit 99.906 CERT Certification Pursuant to Section 906 of the Sarbanes Oxley Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Longleaf Partners Funds Trust

By	/s/ O. Mason Hawkins

O. Mason Hawkins Trustee Longleaf Partners Funds Trust

Date	August 21, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ O. Mason Hawkins

O. Mason Hawkins Chairman and CEO, Southeastern Asset Management, Inc. Functioning as principal executive officer under agreements with Longleaf Partners Funds Trust and its separate series

Date	August 21, 2008

By	/s/ Julie M. Douglas

Julie M. Douglas
Vice President & CFO – Mutual Funds, Southeastern Asset Management, Inc. Functioning as principal financial officer under agreements with Longleaf Partners Funds Trust and its separate series

Date	August 21, 2008

A signed original of this written statement has been provided to Longleaf Partners Funds Trust and will be retained by Longleaf Partners Funds Trust and furnished to the Securities and Exchange Commission or its staff upon request.